INCOME TAX	12 Months Ended
Dec. 31, 2023
INCOME TAX
INCOME TAX
13.	INCOME TAX

	Year ended December 31
Reconciliation of effective tax rate	2023	2022

Net loss	$(20,996)	$(24,442)
Total income tax (recovery) expense	(110)	107
Loss excluding income tax	(21,106)	(24,335)
Income tax recovery using the Company's domestic tax rate	(5,699)	(6,570)
Non-deductible expenses and other	318	631
Change in tax rates	–	–
Deferred income tax assets not recognized	5,491	5,832
	$110	$(107)

The Company's domestic tax rate for the year was 27% (2022 – 27%).

	Year ended December 31
Deferred income tax assets (liabilities)	2023	2022

Tax losses	$2,262	$2,167
Net deferred income tax assets	2,262	2,167
Resource property/investment in Pebble Partnership	(2,262)	(2,167)
Net deferred income tax liability	$–	$–

The Group had the following temporary differences on December 31, 2023, in respect of which no deferred tax asset has been recognized:

		Resource
Expiry	Tax losses	pools	Other
Within one year	$–	$–	$–
One to five years	–	–	1,300
After five years	339,693	–	–
No expiry date	37,595	93,248	190
Total	$377,288	$93,248	$1,490

The Group has net operating tax losses in the US totaling $37.6 million that can be only utilized to a maximum of 80% of taxable income.

The Group has taxable temporary differences in relation to investments in foreign subsidiaries or branches of $8.0 million (2022 – $7.6 million) which has not been recognized because the Group controls the reversal of liabilities, and it is expected it will not reverse in the foreseeable future.